UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2025

VNOM SUB, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36505	46-5001985
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 West Texas Ave.,
Suite 100
Midland, TX		79701
(Address of principal executive offices)		(Zip code)

(432) 221-7400

(Registrant’s telephone number, including area code)

Viper Energy, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.000001 per share	VNOM	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)(1)

(1)

Prior to August 19, 2025, shares of the Registrant’s Class A common stock, par value $0.000001 per share (“Class A common stock”), were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  On August 19, 2025, all shares of the Registrant’s Class A common stock were cancelled, and Viper Energy, Inc. (f/k/a New Cobra Pubco, Inc.) (“New Viper”) became the successor issuer to the Registrant pursuant to Rule 12g-3(c) under the Exchange Act, and New Viper’s Class A common stock, par value $0.000001 per share, began trading on the Nasdaq Stock Market in place of Registrant’s Class A common stock under the ticker symbol “VNOM”. As a result, Registrant’s Class A common stock is no longer listed on the Nasdaq Stock Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Effective August 19, 2025, VNOM Sub, Inc. (f/k/a Viper Energy, Inc.), a Delaware corporation (“Former Viper”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated June 2, 2025 (the “Merger Agreement”), by and among Former Viper, Viper Energy Partners LLC, a Delaware limited liability company (“Viper Opco”), Sitio Royalties Corp., a Delaware corporation (“Sitio”), Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (“Sitio Opco”), Viper Energy, Inc. (f/k/a New Cobra Pubco, Inc.) (“New Viper”), Cobra Merger Sub, Inc., a Delaware corporation (“Viper Merger Sub”), and Scorpion Merger Sub, Inc., a Delaware corporation (“Sitio Merger Sub”).

The Merger Agreement provides for, among other things, the acquisition of Sitio by Former Viper in an all-equity transaction through: (i) the merger of Sitio Merger Sub with and into Sitio, with Sitio continuing as the surviving corporation and a wholly owned subsidiary of New Viper (the “Sitio Pubco Merger”), (ii) the merger of Viper Merger Sub with and into Former Viper, with Former Viper continuing as the surviving corporation and a wholly owned subsidiary of New Viper (the “Viper Pubco Merger” and, together with the Sitio Pubco Merger, the “Pubco Mergers”), and (iii) the merger of Sitio Opco with and into Viper Opco, with Viper Opco continuing as the surviving entity (the “Opco Merger” and, together with the Pubco Mergers, the “Mergers”), in each case on the terms set forth in the Merger Agreement.

As a result of the Mergers, among other things:

•

at the effective time of the Sitio Pubco Merger (the “Sitio Pubco Merger Effective Time”, which was 12:01 a.m., Eastern Time, on August 19, 2025), (A) each share of Sitio’s Class A common stock, par value $0.0001 per share (“Sitio Class A Common Stock”), issued and outstanding immediately prior to the Sitio Pubco Merger Effective Time (other than certain excluded shares) was cancelled and automatically converted into the right to receive 0.4855 fully paid and nonassessable shares of New Viper’s Class A common stock, par value $0.000001 per share (“New Viper Class A Common Stock”), and (B) each share of Sitio’s Class C common stock, par value $0.0001 per share (“Sitio Class C Common Stock”), issued and outstanding immediately prior to the Sitio Pubco Merger Effective Time was automatically cancelled and ceased to exist;

•

at the effective time of the Viper Pubco Merger (the “Viper Pubco Merger Effective Time”, which was 12:01 a.m., Eastern Time, on August 19, 2025), (A) each share of Former Viper’s Class A common stock, par value $0.000001 per share (“Former Viper Class A Common Stock”), issued and outstanding immediately prior to the Viper Pubco Merger Effective Time (other than certain excluded shares) was cancelled and automatically converted into one share of New Viper Class A Common Stock and (B) each share of Former Viper’s Class B common stock, par value $0.000001 per share (together with the Former Viper Class A Common Stock, the “Former Viper Common Stock”), issued and outstanding immediately prior to the Viper Pubco Merger Effective Time was automatically cancelled and converted into one share of New Viper’s Class B common stock, par value $0.000001 per share (“New Viper Class B Common Stock”);

•

at the Sitio Pubco Merger Effective Time, each award of restricted stock units in respect of Sitio Class A Common Stock that was outstanding immediately prior to the Sitio Pubco Merger Effective Time, whether or not subject in whole or in part to performance-based vesting conditions, vested in full, with any performance goals in respect of any incomplete performance period deemed achieved based on target performance, and was cancelled and converted into the right to receive (i) 0.4855 shares of New Viper Class A Common Stock in respect of each share subject to such restricted stock unit award and (ii) an amount in cash equal to any accrued but unpaid cash-based dividend equivalents;

•

immediately prior to the Sitio Pubco Merger Effective Time, each award of restricted securities consisting of a number of common units representing limited partnership interests in Sitio Opco (“Sitio Opco Units”) and an equivalent number of shares of Sitio Class C Common Stock (each, a “Sitio Opco Unit Award”) that was outstanding immediately prior to the Sitio Pubco Merger Effective Time vested in full and each Sitio Opco Unit and share of Sitio Class C Common Stock subject to such Sitio Opco Unit Award was treated as described above and below, as if such Sitio Opco Unit and share of Sitio Class C Common Stock was not subject to such Sitio Opco Unit Award;

•

at the Viper Pubco Merger Effective Time, each award of restricted stock units in respect of Former Viper Class A Common Stock that was outstanding immediately prior to the Viper Pubco Merger Effective Time, whether or not subject in whole or in part to performance-based vesting conditions, was cancelled and converted into a corresponding award in respect of the same number of shares of New Viper Class A Common Stock, subject to the same terms and conditions as were applicable to the award immediately prior to the Viper Pubco Merger Effective Time; and

•

following the Pubco Mergers, at the effective time of the Opco Merger (the “Opco Merger Effective Time”, which was 12:02 a.m., Eastern Time, on August 19, 2025), (A) each Sitio Opco Unit held by Former Viper, Sitio, New Viper, or any of their wholly owned subsidiaries immediately prior to the Opco Merger Effective Time was converted into 0.4855 common units representing limited liability company membership interests in Viper Opco (the “Viper Opco Units”) and (B) each other Sitio Opco Unit issued and outstanding immediately prior to the Opco Merger Effective Time (other than certain excluded units) was converted into the right to receive (i) 0.4855 Viper Opco Units and (ii) 0.4855 shares of New Viper Class B Common Stock.

On August 19, 2025, the Mergers were consummated in accordance with the Merger Agreement (the “Closing”). In connection with the Closing, Former Viper changed its name from “Viper Energy, Inc.” to “VNOM Sub, Inc.” and New Viper changed its name from “New Cobra Pubco, Inc.” to “Viper Energy, Inc.”

The issuance of New Viper Class A Common Stock pursuant to the Mergers was registered under the Securities Act of 1933, as amended, pursuant to New Viper’s registration statement on Form S-4 (File No. 333-288431) initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 30, 2025, and declared effective by the SEC on July 18, 2025, including the definitive joint information statement/proxy statement/prospectus forming a part thereof (as amended or supplemented, the “Joint Information Statement/Proxy Statement/Prospectus”). For a more detailed description of the Mergers and the Merger Agreement, please see the Joint Information Statement/Proxy Statement/Prospectus.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Former Viper’s Current Report on Form 8-K, filed with the SEC on June 4, 2025 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the Closing, Former Viper and New Viper entered into assignment and assumption agreements with various counterparties, pursuant to which Former Viper assigned to New Viper, and New Viper assumed from Former Viper, the following agreements:

•	Second Amended and Restated Registration Rights Agreement, dated as of November 10, 2023, effective as of November 13, 2023, by and between Viper Energy Partners LP and Diamondback Energy, Inc.;

•	Amended and Restated Registration Rights Agreement, dated as of January 30, 2025, by and among Former Viper, Tumbleweed Royalty IV, LLC and the other holders party thereto;

•	Registration Rights Agreement, dated as of February 14, 2025, by and among Former Viper and certain affiliates of Morita Ranches Minerals, LLC;

•	Exchange Agreement, dated as of February 14, 2025, by and among Former Viper, Viper Opco and certain affiliates of Morita Ranches Minerals, LLC;

•	Class B Common Stock Option Agreement, dated as of October 1, 2024, by and among Former Viper, Viper Opco and Tumbleweed Royalty IV, LLC;

•	Second Amended and Restated Exchange Agreement, dated as of October 1, 2024, by and among Former Viper, Viper Opco, Diamondback E&P LLC, Diamondback Energy, Inc. and Tumbleweed Royalty IV, LLC;

•	Services and Secondment Agreement, dated as of November 2, 2023, by and among Diamondback E&P LLC, Viper Energy Partners LP, Viper Energy Partners GP LLC and Viper Opco; and

•	Amended and Restated Tax Sharing Agreement, dated as of November 10, 2023, effective as of November 13, 2023, by and between Former Viper and Diamondback Energy, Inc.

The foregoing description of the assignment and assumption agreements does not purport to be complete and is qualified in its entirety by reference to the form of assignment and assumption agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note and Item 3.01 are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

Prior to the Closing, shares of Former Viper Class A Common Stock were registered pursuant to Section 12(b) of the Exchange Act and listed on the Nasdaq Stock Market (“Nasdaq”). As a result of the Mergers, all shares of Former Viper Common Stock were cancelled, and New Viper became the successor to Former Viper. Accordingly, on August 19, 2025, New Viper Class A Common Stock began trading on Nasdaq in place of Former Viper Class A Common Stock under the ticker symbol “VNOM”. As a result, Former Viper Common Stock is no longer listed on Nasdaq.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 1.01, Item 3.01 and Item 5.03 are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Closing, each of Steven E. West, Laurie H. Argo, Spencer D. Armour, Frank C. Hu, W. Wesley Perry, James L. Rubin and Travis D. Stice ceased to be directors of Former Viper and members of any committee of Former Viper’s board of directors.

As of August 19, 2025, following the completion of the Mergers, Austen Gilfillian and Matt Zmigrosky were appointed to the board of directors of Former Viper. Kaes Van’t Hof remains on the board of directors of Former Viper.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Mergers, and in accordance with the terms of the Merger Agreement, on August 19, 2025, Former Viper amended and restated its certificate of incorporation and bylaws in their entirety. Copies of Former Viper’s Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of June 2, 2025, by and among Former Viper, Viper Opco, Sitio, Sitio Opco, New Viper, Viper Merger Sub and Sitio Merger Sub (incorporated by reference to Exhibit 2.1 of Former Viper’s Current Report on Form 8-K dated June 4, 2025).

3.1	Amended and Restated Certificate of Incorporation of Former Viper.

3.2	Second Amended and Restated Bylaws of Former Viper.

10.1	Form of Assignment and Assumption Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such schedules or exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VNOM Sub, Inc.
(formerly Viper Energy, Inc.)

By:	/s/ Matt Zmigrosky
Name:	Matt Zmigrosky
Title:	Executive Vice President,
General Counsel and Secretary

Dated: August 19, 2025